EXHIBIT 99.1
                                 ------------

              Computational Materials filed on October 21, 2005.

                                 EXTERNAL USE

[GRAPHIC OMITTED] LEHMAN BROTHERS                 RESIDENTIAL MORTGAGE FINANCE

                                  TERM SHEET
                                $[134,762,000]
               (APPROXIMATE OFFERED, SUBJECT TO +/-5% VARIANCE)
                RESIDENTIAL ASSET SECURITIZATION TRUST 2005-A14
                            DEUTSCHE BANK, TRUSTEE


------------ ------------- ---------------- ------------- ------------- -------------- --------------- ------------- -------------
                                                                          Principal       Expected
                                                             WAL To      Payment to       Initial         Legal        Expected
             Approximate   Coupon (1) (7)     Security      Maturity      Maturity          Loss          Final      Ratings (3)
   Class       Size ($)                     Description    (yrs) (2)     Window (2)       Coverage       Maturity
------------ ------------- ---------------- ------------- ------------- -------------- --------------- ------------- -------------
    A1       $134,762,000   LIBOR + 0.50%   Sequential       [1.85]     11/05 - 04/10     [4.75]%       11/25/2035        AAA
------------ ------------- ---------------- ------------- ------------- -------------- --------------- ------------- -------------
  A2 (4)     Not Offered      Not Offered   Not Offered   Not Offered   Not Offered    Not Offered     Not Offered   Not Offered
------------ ------------- ---------------- ------------- ------------- -------------- --------------- ------------- -------------
    A3       Not Offered      Not Offered   Not Offered   Not Offered   Not Offered    Not Offered     Not Offered   Not Offered
------------ ------------- ---------------- ------------- ------------- -------------- --------------- ------------- -------------
    A4       Not Offered      Not Offered   Not Offered   Not Offered   Not Offered    Not Offered     Not Offered   Not Offered
------------ ------------- ---------------- ------------- ------------- -------------- --------------- ------------- -------------
    A5       Not Offered      Not Offered   Not Offered   Not Offered   Not Offered    Not Offered     Not Offered   Not Offered
------------ ------------- ---------------- ------------- ------------- -------------- --------------- ------------- -------------
  AP (5)     Not Offered      Not Offered   Not Offered   Not Offered   Not Offered    Not Offered     Not Offered   Not Offered
------------ ------------- ---------------- ------------- ------------- -------------- --------------- ------------- -------------
  AX (5)     Not Offered      Not Offered   Not Offered   Not Offered   Not Offered    Not Offered     Not Offered   Not Offered
------------ ------------- ---------------- ------------- ------------- -------------- --------------- ------------- -------------
  B1 (5)     Not Offered      Not Offered   Not Offered   Not Offered   Not Offered    Not Offered     Not Offered   Not Offered
------------ ------------- ---------------- ------------- ------------- -------------- --------------- ------------- -------------
  B2 (5)     Not Offered      Not Offered   Not Offered   Not Offered   Not Offered    Not Offered     Not Offered   Not Offered
------------ ------------- ---------------- ------------- ------------- -------------- --------------- ------------- -------------
  B3 (5)     Not Offered      Not Offered   Not Offered   Not Offered   Not Offered    Not Offered     Not Offered   Not Offered
------------ ------------- ---------------- ------------- ------------- -------------- --------------- ------------- -------------
  B4 (5)     Not Offered      Not Offered   Not Offered   Not Offered   Not Offered    Not Offered     Not Offered   Not Offered
------------ ------------- ---------------- ------------- ------------- -------------- --------------- ------------- -------------
  B5 (5)     Not Offered      Not Offered   Not Offered   Not Offered   Not Offered    Not Offered     Not Offered   Not Offered
------------ ------------- ---------------- ------------- ------------- -------------- --------------- ------------- -------------
  B6 (5)     Not Offered      Not Offered   Not Offered   Not Offered   Not Offered    Not Offered     Not Offered   Not Offered
------------ ------------- ---------------- ------------- ------------- -------------- --------------- ------------- -------------
 R (5) (6)   Not Offered      Not Offered   Not Offered   Not Offered   Not Offered    Not Offered     Not Offered   Not Offered
------------ ------------- ---------------- ------------- ------------- -------------- --------------- ------------- -------------


     (1)  The Class coupons are described under "Interest Rates" on page 5.

     (2) Prepayments were run at 100% PPC per annum. Assumes bonds pay on the 25th of every month beginning in November 2005.

     (3) It is expected that two out of three of S&P, Moody's and Fitch will rate all of the senior certificates. One of the aforementioned will rate all of the certificates (other than the B6 Certificates).

     (4)  Notional amount.

     (5)  Non-offered classes.

     (6)  Non-economic REMIC residual.

     (7) An interest rate cap will be purchased for the Trust for the benefit of the Class A1 Certificates to protect against interest rate risk from upward movement in one-month LIBOR. Proceeds derived from the Interest Rate Cap will be applied to cover basis risk shortfalls on the Class A1 Certificates but not credit losses on the mortgage loans. The ninety two month Interest Rate Cap will have a strike rate of [5.00%]. It will contribute cash in the event one-month LIBOR rises above the strike rate.

------------------------------------------------------------------------------
    ALL COLLATERAL STATISTICS DESCRIBED HEREIN ARE BASED ON THE SCHEDULED COLLATERAL BALANCES AS OF OCTOBER 2005 UNLESS OTHERWISE INDICATED. THE
  INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
    MORTGAGE LOANS CONTAINED IN THE PROSPECTUS SUPPLEMENT. THE PROSPECTUS
                SUPPLEMENT SUPERS EDES THE INFORMATION IN ALL
                    PRIOR COLLATERAL TERM SHEETS, IF ANY.
------------------------------------------------------------------------------

------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                      1
------------------------------------------------------------------------------

                                 EXTERNAL USE

[GRAPHIC OMITTED] LEHMAN BROTHERS                 RESIDENTIAL MORTGAGE FINANCE


Deal Overview:
--------------

o The collateral pool is comprised of 30 year fixed rate, first lien, fully amortizing mortgage loans.

o The trust will issue [14] classes of certificates: [11] classes will be publicly offered and 3 classes will be privately offered (Classes B4, B5 and B6 will be offered privately).

o Class AP is a Principal-Only Certificate. They will receive no payments of interest.

o Class AX is a Interest-Only Certificate. They will receive no payments of principal.

o The trust will issue 6 classes of subordinate certificates. The Non-AP Percentage of Realized Losses will be applied to Class B6, Class B5, Class B4, Class B3, Class B2 and Class B1, in that order, until their principal balances are reduced to zero. Once the subordinate classes are reduced to zero, the Non-AP Percentage of Realized Losses will be applied to the Non-AP Senior Certificates on a pro-rata basis.

o    The AP Percentage of Realized Losses will be allocated to the Class AP.

o The Master Servicer, IndyMac Bank, maintains a 10% Optional Termination on the collateral.



------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                      2
------------------------------------------------------------------------------

                                 EXTERNAL USE

[GRAPHIC OMITTED] LEHMAN BROTHERS                 RESIDENTIAL MORTGAGE FINANCE


Terms of the Offering:
---------------------

Cut off Date:                 October 1, 2005

Closing Date:                 October 28, 2005

Settlement Date:              October 31, 2005

Distribution Dates:           25th of each month, commencing in November 2005

Collection Period:            The calendar month preceding the current
                              Distribution Date

Issuer:                       Residential Asset Securitization Trust ("RAST")

Underwriter:                  Lehman Brothers Inc.

Master Servicer:              IndyMac Bank

Servicing Fee:                Generally 0.25% per annum

Trustee:                      Deutsche Bank

Rating Agencies:              It is expected that two out of three of S&P,
                              Moody's and Fitch will rate all of the senior certificates. One of the aforementioned will rate all of the certificates (other than the B6
                              Certificates).

Day Count:                    30/360

Delay Days:                   24 days



------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                      3
------------------------------------------------------------------------------

                                 EXTERNAL USE

[GRAPHIC OMITTED] LEHMAN BROTHERS                 RESIDENTIAL MORTGAGE FINANCE


Terms of the Offering (cont.):
-----------------------------


Interest Accrual Period:      The interest accrual period with respect to all
                              Classes of Certificates for a given Distribution
                              Date will be the calendar month preceding the month in which such Distribution Date occurs.

Accrued Interest:             All Certificates settle with 30 days of accrued
                              interest

Registration:                 Book-entry form through DTC

Tax Status:                   REMIC for Federal income tax purposes.

Pricing Prepayment
Assumption:                   100% PPC per annum. 100% PPC is defined as 8%
                              CPR in the first month of loan life and
                              additionally approximately 1.45% (16/11 %) in each month thereafter until the eleventh month.
                              Thereafter, it remains constant at 24% CPR.

SMMEA Eligibility:            The senior certificates and the Class B1
                              Certificates will be SMMEA eligible.

ERISA Eligibility:            The senior certificates (with the exception of
                              the Class R), Class B1, Class B2 and Class B3 will be ERISA eligible.

Due Period:                   The "Due Period" related to each Distribution
                              Date starts on the second day of the month preceding the month in which such Distribution
                              Date occurs and ends on the first day of the month in which such Distribution Date occurs.



------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                      4
------------------------------------------------------------------------------

                                 EXTERNAL USE

[GRAPHIC OMITTED] LEHMAN BROTHERS                 RESIDENTIAL MORTGAGE FINANCE


Terms of the Offering (cont.):
-----------------------------

Interest Rates:               Class A1 is a senior certificate. It will accrue
                              interest at a rate of LIBOR + 0.50%, subject to a minimum rate of 0.00% and a maximum rate of 5.50%. It will also have the benefit of an interest rate cap, as further described on page
                              6.

                              Class A2 is an interest-only certificate. It will accrue interest at a rate of 5.00% - LIBOR, subject to a minimum rate of Its 0.00%. notional balance will equal the principal balance of the Class A1.

                              Class A3, Class A4, Class A5 and Class Rare senior certificates and will accrue interest at a rate of 5.50%.

                              Class AX is an interest-only certificate. It will accrue interest at a fixed rate of 5.50%. The notional balance will be equal to (1) the product of (a) the weighted average of the net mortgage rates of the Non-Discount Loans minus the Strip Rate and (b) the principal balance of the Non-Discount Loans divided by (2) 5.50%.

                              Class AP is a principal-only certificate. They will not be entitled to payments of interest.

                              Classes B1, B2, B3, B4, B5 and B6 will accrue interest at a rate of 5.50%.



------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                      5
------------------------------------------------------------------------------

                                 EXTERNAL USE

[GRAPHIC OMITTED] LEHMAN BROTHERS                 RESIDENTIAL MORTGAGE FINANCE


Interest Rate Cap:
------------------

An Interest Rate Cap will be purchased by the Trust for the benefit of the Class A1 Certificates to protect against interest rate risk from upward movement in one-month LIBOR. The ninety two month Interest Rate Cap will have a strike rate of [5.00%]. Its notional balance represents the assumed cash flows of the Class A1 utilizing 75% of the Pricing Prepayment Assumption. It will contribute cash in the event one-month LIBOR rises above the strike rate. The Notional Balance of the Interest Rate Cap will be equal to the following schedule (subject to variance in final sizes):


---------------------------------------------------------------------------------------------------------------------------
   Distribution Dates     Notional Balance  Distribution Dates  Notional Balance  Distribution Dates     Notional Balance
        (Months)          for Interest Rate      (Months)       for Interest Rate      (Months)         for Interest Rate
                                 Cap                                   Cap                                     Cap
---------------------------------------------------------------------------------------------------------------------------
            1              134,762,000.00           32            60,487,352.12           63              20,546,336.82
---------------------------------------------------------------------------------------------------------------------------
            2              133,521,703.48           33            58,579,921.05           64              19,995,274.20
---------------------------------------------------------------------------------------------------------------------------
            3              132,051,074.89           34            56,717,988.24           65              19,469,897.35
---------------------------------------------------------------------------------------------------------------------------
            4              130,353,662.93           35            54,900,788.21           66              18,969,758.24
---------------------------------------------------------------------------------------------------------------------------
            5              128,433,681.80           36            53,127,568.30           67              18,494,416.47
---------------------------------------------------------------------------------------------------------------------------
            6              126,296,004.32           37            51,397,588.38           68              18,043,439.06
---------------------------------------------------------------------------------------------------------------------------
            7              123,946,151.88           38            49,735,120.75           69              17,616,400.40
---------------------------------------------------------------------------------------------------------------------------
            8              121,390,281.24           39            48,114,449.84           70              17,212,882.06
---------------------------------------------------------------------------------------------------------------------------
            9              118,635,168.14           40            46,534,872.06           71              16,832,472.72
---------------------------------------------------------------------------------------------------------------------------
           10              115,688,187.73           41            44,995,695.60           72              16,341,768.02
---------------------------------------------------------------------------------------------------------------------------
           11              112,557,291.86           42            43,496,240.19           73              15,266,370.46
---------------------------------------------------------------------------------------------------------------------------
           12              109,492,450.86           43            42,035,836.98           74              14,270,932.93
---------------------------------------------------------------------------------------------------------------------------
           13              106,492,556.05           44            40,613,828.28           75              13,296,147.54
---------------------------------------------------------------------------------------------------------------------------
           14              103,556,517.25           45            39,229,567.42           76              12,341,643.79
---------------------------------------------------------------------------------------------------------------------------
           15              100,683,262.47           46            37,882,418.55           77              11,407,057.56
---------------------------------------------------------------------------------------------------------------------------
           16               97,871,737.61           47            36,571,756.47           78              10,492,030.94
---------------------------------------------------------------------------------------------------------------------------
           17               95,120,906.13           48            35,296,966.43           79               9,596,212.19
---------------------------------------------------------------------------------------------------------------------------
           18               92,429,748.81           49            34,057,443.98           80               8,719,255.58
---------------------------------------------------------------------------------------------------------------------------
           19               89,797,263.43           50            32,852,594.79           81               7,860,821.32
---------------------------------------------------------------------------------------------------------------------------
           20               87,222,464.48           51            31,681,834.48           82               7,020,575.46
---------------------------------------------------------------------------------------------------------------------------
           21               84,704,382.93           52            30,544,588.47           83               6,198,189.77
---------------------------------------------------------------------------------------------------------------------------
           22               82,242,065.88           53            29,440,291.79           84               5,393,341.67
---------------------------------------------------------------------------------------------------------------------------
           23               79,834,576.38           54            28,368,388.94           85               4,605,714.13
---------------------------------------------------------------------------------------------------------------------------
           24               77,480,993.11           55            27,328,333.72           86               3,936,353.21
---------------------------------------------------------------------------------------------------------------------------
           25               75,180,410.11           56            26,319,589.09           87               3,281,463.34
---------------------------------------------------------------------------------------------------------------------------
           26               72,931,936.57           57            25,341,627.01           88               2,640,771.55
---------------------------------------------------------------------------------------------------------------------------
           27               70,734,696.56           58            24,393,928.29           89               2,014,009.73
---------------------------------------------------------------------------------------------------------------------------
           28               68,587,828.76           59            23,475,982.43           90               1,400,914.55
---------------------------------------------------------------------------------------------------------------------------
           29               66,490,486.26           60            22,587,287.52           91                801,227.38
---------------------------------------------------------------------------------------------------------------------------
           30               64,441,836.28           61            21,727,350.03           92                214,694.20
---------------------------------------------------------------------------------------------------------------------------
           31               62,441,059.96           62            21,123,540.91           93                   0.00
---------------------------------------------------------------------------------------------------------------------------


On each Payment Date, the cap provider will make payments equal to the product of (a) the excess, if any, of one-month LIBOR for such determination date over the strike rate, (b) 30 divided by 360, and (c) the notional balance set forth above. Payments received under the Interest Rate Cap will only be available to benefit the Class A1 Certificates.



------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                      6
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


                                 EXTERNAL USE

[GRAPHIC OMITTED] LEHMAN BROTHERS                 RESIDENTIAL MORTGAGE FINANCE


Terms of the Offering - Credit Enhancement:
------------------------------------------

Credit Enhancement:           Senior-subordinate, shifting interest structure.
                              The initial credit enhancement for the senior certificates will consist of the subordination of the Class B1, B2, B3, B4, B5 and B6 certificates (initially [4.75]%).


                       ---------------------------
                                 Class A
                        Credit Support of [4.75]%
                       ---------------------------
                 |               Class B1              ^
                 |        Credit Support of [ ]%      / \
                 |     ---------------------------     |
  Priority of    |               Class B2              |    Order of
  Payment        |        Credit Support of [ ]%       |    Loss Allocation
                 |     ---------------------------     |
                 |               Class B3              |
                 |        Credit Support of [ ]%       |
                 |     ---------------------------     |
                 |               Class B4              |
                \ /       Credit Support of [ ]%       |
                 v     ---------------------------     |
                                 Class B5
                          Credit Support of [ ]%
                       ---------------------------
                                 Class B6
                            No Credit Support
                       ---------------------------


Terms of the Offering - Distribution of Principal:
-------------------------------------------------

Shifting Interest Structure with 5 year lockout

          -----------------------------------------------------------
             Distribution Dates (months)          Prepayment Shift
                                                     Percentage
          -----------------------------------------------------------
                        1 - 60                          100%
          -----------------------------------------------------------
                       61 - 72                           70%
          -----------------------------------------------------------
                       73 - 84                           60%
          -----------------------------------------------------------
                       85 - 96                           40%
          -----------------------------------------------------------
                      97 - 108                           20%
          -----------------------------------------------------------
                        109+                             0%
          -----------------------------------------------------------

Senior Percentage:            On any distribution date, the percentage
                              equivalent of a fraction, the numerator of which is the sum of the class principal amounts of each class of senior certificates (excluding the Class AP certificates) and the denominator of which is the Non-AP Collateral Balance for the immediately preceding distribution date.

Subordinate Percentage:       On any distribution date, one minus the Senior
                              Percentage.



------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                      7
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


                                 EXTERNAL USE

[GRAPHIC OMITTED] LEHMAN BROTHERS                 RESIDENTIAL MORTGAGE FINANCE


Terms of the Offering - Distribution of Principal (continued):
-------------------------------------------------------------

Class A5 Priority Amount:     On any distribution date, the lesser of (i) the
                              principal balance of the Class A5, (ii) 99.5% of the Senior Principal Distribution Amount and
                              (iii) the sum of (a) the product of (x) the Senior Percentage and (y) the sum of the related
                              Non-AP Percentage of scheduled principal collections of each loan and (b) the product of
                              (w) the Senior Prepayment Percentage, (x) the
                              Class A5 Shift Percentage , (y) the Class A5
                              Percentage and (z) the sum of the related Non-AP
                              Percentage of unscheduled principal collections of each loan.

Class A5 Percentage:          The percentage obtained by dividing (1) the
                              Class A5 principal balance by (2) the Class A1,
                              Class A2, Class A3, Class A4 and Class A5 principal balances.

Class A5 Shift Percentage:    100% minus the Prepayment Shift Percentage.

Senior Prepayment             On any distribution date, the sum of (1) the
Percentage:                   Senior Percentage and (2) the product of (a) the
                              Prepayment Shift Percentage for that
                              distribution date multiplied by (b) the
                              Subordinate Percentage for that distribution date.

Subordinate                   On any distribution date, one minus the Senior
Prepayment Percentage:        Prepayment Percentage.

Strip Rate:                   5.50%

Discount Loan:                A loan with a net mortgage rate less than the
                              Strip Rate.

Non-Discount Loan:            A loan with a net mortgage rate greater than or
                              equal to the Strip Rate.

AP Percentage:                For any Discount Loan, the percentage equivalent
                              of a fraction, the numerator of which is the Strip Rate minus the net mortgage rate for such Discount Loan and the denominator of which is the Strip Rate. For any Non-Discount Loan, 0%.

Non-AP Percentage:            For any Discount Loan, 100% minus its AP
                              Percentage. For any Non-Discount Loan, 100%.

Non-AP Collateral Balance:    On any distribution date, the sum of the Non-AP
                              Percentage of the principal balance of each mortgage loan.



------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                      8
------------------------------------------------------------------------------

                                 EXTERNAL USE

[GRAPHIC OMITTED] LEHMAN BROTHERS                 RESIDENTIAL MORTGAGE FINANCE


Terms of the Offering - Distribution of Principal (continued):
-------------------------------------------------------------

AP Principal                  On any distribution date, the sum of (1) the
Distribution Amount:          related AP Percentage of scheduled principal
                              collections of each loan and (2) the related AP
                              Percentage of unscheduled principal collections of each loan.

Senior Principal              On any distribution date, the sum of (1) the
Distribution Amount:          product of (a) the Senior Percentage and (b) the
                              sum of the related Non-AP Percentage of
                              scheduled principal collections of each loan and
                              (2) the product of (a) the Senior Prepayment
                              Percentage and (b) the sum of the related Non-AP
                              Percentage of unscheduled principal collections of each loan.

Subordinate Principal         On any distribution date, the sum of (1) the
Distribution Amount:          product of (a) the Subordinate Percentage and
                              (b) the sum of the related Non- AP Percentage of scheduled principal collections of each loan and
                              (2) the product of (a) the Subordinate
                              Prepayment Percentage and (b) the sum of the related Non-AP Percentage of unscheduled principal collections of each loan.



------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                      9
------------------------------------------------------------------------------

                                 EXTERNAL USE

[GRAPHIC OMITTED] LEHMAN BROTHERS                 RESIDENTIAL MORTGAGE FINANCE


Principal Paydown Rules:
-----------------------

I. Pay AP Principal Distribution Amount as follows:
--------------------------------------------------

o Allocate AP Principal Distribution Amount to Class AP until reduced to zero

II. Pay Senior Principal Distribution Amount sequentially as follows:
--------------------------------------------------------------------

1)   Pay Class R until reduced to zero.
2) Beginning on the distribution date in November 2010, the Class A5 Priority Amount to the Class A5 until reduced to zero.
3) Beginning on the distribution date in November 2008, to the Class A4, the minimum of the following until reduced to zero:
     a) $25,000
     b) 99.5% of the amount distributable as per rule (3)
4)   $740,000 to the Class A3 until reduced to zero.
5)   Sequentially to the Class A1, A3, A4 and A5 until reduced to zero.

III. Pay Subordinate Principal Distribution Amount as follows*:
--------------------------------------------------------------
*Subject to credit support tests

o Sequentially, pay Class B1, B2, B3, B4, B5 and B6 their pro-rata share of the Subordinate Principal Distribution Amount until reduced to zero.



------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                      10
------------------------------------------------------------------------------

                                 EXTERNAL USE

[GRAPHIC OMITTED] LEHMAN BROTHERS                 RESIDENTIAL MORTGAGE FINANCE


Class A1 Discount Margin Table:
-------------------------------

The following table assumes a closing date of October 30, 2005 (although the settlement date will be October 31, 2005).



----------------------------------------------------------------------------------------------------------------------
                            50% PPC      75% PPC      85% PPC     100% PPC      125% PPC     150% PPC         200% PPC
======================================================================================================================
          99-24               56           60           62           64            69           73               80
----------------------------------------------------------------------------------------------------------------------
          99-25               55           59           60           63            66           70               77
----------------------------------------------------------------------------------------------------------------------
          99-26               54           57           59           61            64           67               73
----------------------------------------------------------------------------------------------------------------------
          99-27               54           56           57           59            62           64               69
----------------------------------------------------------------------------------------------------------------------
          99-28               53           55           56           57            59           61               65
----------------------------------------------------------------------------------------------------------------------
          99-29               52           54           54           55            57           58               61
----------------------------------------------------------------------------------------------------------------------
          99-30               51           52           53           54            55           56               58
----------------------------------------------------------------------------------------------------------------------
          99-31               51           51           51           52            52           53               54
----------------------------------------------------------------------------------------------------------------------
         100-00               50           50           50           50            50           50               50
----------------------------------------------------------------------------------------------------------------------
         100-01               49           49           49           48            48           47               46
----------------------------------------------------------------------------------------------------------------------
         100-02               49           48           47           46            45           44               42
----------------------------------------------------------------------------------------------------------------------
         100-03               48           46           46           45            43           42               39
----------------------------------------------------------------------------------------------------------------------
         100-04               47           45           44           43            41           39               35
----------------------------------------------------------------------------------------------------------------------
         100-05               46           44           43           41            38           36               31
----------------------------------------------------------------------------------------------------------------------
         100-06               46           43           41           39            36           33               27
----------------------------------------------------------------------------------------------------------------------
         100-07               45           41           40           37            34           30               23
----------------------------------------------------------------------------------------------------------------------
         100-08               44           40           38           36            31           27               20
======================================================================================================================
        WAL (yr)             4.98         2.81         2.33         1.85          1.41         1.15             0.84
     First Prin Pay        11/25/05     11/25/05     11/25/05     11/25/05      11/25/05     11/25/05         11/25/05
      Last Prin Pay        06/25/19     06/25/13     03/25/12     04/25/10      12/25/08     03/25/08         06/25/07
----------------------------------------------------------------------------------------------------------------------




------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                      11
------------------------------------------------------------------------------

                                 EXTERNAL USE

[GRAPHIC OMITTED] LEHMAN BROTHERS                 RESIDENTIAL MORTGAGE FINANCE


Collateral Stipulations (Subject to Change)
-------------------------------------------

      ----------------------------------------------------------------
       Gross WAC                                6.15% (+/- 5bps)
       Deal Coupon (Pass-Thru)                       5.50%
       Estimated Servicing Fee (Min)                 0.25%
      ----------------------------------------------------------------

      ----------------------------------------------------------------
       Seasoning                                   358 (+/-2)
      ----------------------------------------------------------------

      ----------------------------------------------------------------
       WALTV (Max)                                   70.00%
       Maximum Original LTV                         100.00%
       Loans>80 without MI                           0.00%
      ----------------------------------------------------------------

      ----------------------------------------------------------------
       SFR & PUD (Minimum)                           80.00%
       2-4 Units (Max)                               10.00%
      ----------------------------------------------------------------

      ----------------------------------------------------------------
       Cash Out (Max)                                40.00%
      ----------------------------------------------------------------

      ----------------------------------------------------------------
       Average Loan Amount (+/- 10%)                $565,000
       Maximum Loan Amount                         $2,750,000
      ----------------------------------------------------------------

      ----------------------------------------------------------------
       California % (Max)                            50.00%
      ----------------------------------------------------------------

      ----------------------------------------------------------------
       Owner Occupied (Min)                          85.00%
       Second Home (Max)                              5.00%
       Investment Property (Max)                     10.00%
      ----------------------------------------------------------------

      ----------------------------------------------------------------
       Full/Alt Doc (Min)                            25.00%
      ----------------------------------------------------------------

      ----------------------------------------------------------------
       Interest Only Fixed 30 (Max)                  10.00%
      ----------------------------------------------------------------

      ----------------------------------------------------------------
       PrePay Penalty                           30% (+/-2.5bps)
      ----------------------------------------------------------------

      ----------------------------------------------------------------
       Sublevel (+/- .75)                            4.75%
       FICO (+/- 15)                                  710
      ----------------------------------------------------------------

      ----------------------------------------------------------------
       Delinquency                          All Current at cutoff Date
       IndyMac Underwriting Guidelines               100.00%
      ----------------------------------------------------------------



------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                      12
------------------------------------------------------------------------------